EXHIBIT 10.1

RESTRUCTURING AGREEMENT

This RESTRUCTURING AGREEMENT (this “Agreement”) is made effective as of June 11, 2014, by and among PANACHE BEVERAGE INC., a Delaware corporation (the “Borrower”), ALIBI NYC, LLC, a New York limited liability company (“Alibi”), PANACHE USA, LLC, a New York limited liability company (“Panache USA”), ALCHEMY INTERNATIONAL, LLC, a New York limited liability company (“Alchemy”), PANACHE, LLC, a New York limited liability company (“Panache LLC”), and PANACHE DISTILLERY, LLC, a Florida limited liability company (“Panache Distillery”, and together with the Borrower, Alibi, Panache USA, Alchemy and Panache LLC, collectively, the “Panache Parties”), JAMES DALE (“JD”), AGATA PODEDWORNY (“AP”), SJOERD DE JONG (“SDJ”), and together with JD and AP, collectively, the “Shareholders”), and CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a limited company existing under the laws of the Cayman Islands (individually and as a lender to and equity owner in the Panache Parties “Consilium”).

RECITALS

WHEREAS, reference is made to that certain Amended and Restated Loan Agreement, dated as of May 9, 2013 (as amended, supplemented, modified and in effect from time to time, the “Loan Agreement”), by and between Consilium and the Borrower and joined by the Shareholders, MIS Beverage Holdings, LLC and Panache Distillery, pursuant to which Consilium has made loans to the Borrower in the original principal amount of $6,100,000; and

WHEREAS, the loans and other obligations of the Borrower under the Loan Agreement (the “Obligations”) are secured by liens granted pursuant to the Security Documents (as defined in the Loan Agreement) which include (i) a perfected security interest in all of Borrower’s personal property and a pledge of Borrower’s equity interests in its direct subsidiaries, (ii) a guaranty of the Obligations by each of Alchemy, Panache and Alibi, (iii) a perfected security interest in Panache’s equity interests in Alchemy, (iv) a perfected security interest in the intellectual property of each of Alchemy, Panache and Alibi, (v) a guaranty of the Obligations by Panache Distillery; (vi) a second-priority perfected security interest in Panache Distillery’s real property and personal property; and any other documents executed and delivered in connection with each of the foregoing (each as heretofore and hereafter amended, modified and in effect) are hereafter referred to collectively, together with the Loan Agreement, as the “Loan Documents”); and

WHEREAS, JD owns 47.7% of the issued and outstanding shares of the Borrower’s common stock (exclusive of issued and outstanding warrants), previously held positions as members of the Boards of Directors and as an executive officer of certain of the Panache Parties and pledged his equity interests in the Borrower and certain other Panache Parties to Consilium pursuant to certain Stock Pledge and Security Agreements, each dated as of December 21, 2012 by JD in favor of Consilium (collectively, the “JD Pledge Agreement”); and

WHEREAS, AP owns 14.8% of the issued and outstanding shares of the Borrower’s common stock (exclusive of issued and outstanding warrants), previously held positions as members of the Boards of Directors and as an executive officer of certain of the Panache Parties and pledged her equity interests in the Borrower and certain other Panache Parties to Consilium pursuant to certain Stock Pledge and Security Agreements, each dated as of December 21, 2012 by AP in favor of Consilium (collectively, the “AP Pledge Agreement”); and

WHEREAS, SDJ owns 3.7% of the issued and outstanding shares of the Borrower’s common stock (exclusive of issued and outstanding warrants) in the Borrower, previously held positions with certain of the Panache Parties, and has pledged his equity interests in the Borrower to Consilium pursuant the Stock Pledge and Security Agreement dated as of December 21, 2012 by SDJ in favor of Consilium (the “SDJ Pledge Agreement”); and

WHEREAS, certain Events of Default (as defined in the Loan Documents) exist (the “Existing Defaults”) and Consilium, the Panache Parties, and the Shareholders entered into that certain Forbearance Agreement effective as of May 8, 2014 (the “Forbearance Agreement”), pursuant to which Consilium agreed to temporarily forbear from enforcing its rights and remedies on account of the Existing Defaults and to provide certain additional funding to sustain the Borrower’s operations; and

WHEREAS, Consilium’s obligations to provide additional funding to the Borrower are only as set forth in the Forbearance Agreement and, upon expiration of or default under the Forbearance Agreement, Consilium has the right to exercise remedies against the Borrower and the Shareholders; and

WHEREAS, in order to avoid the financial hardship and damage to the Panache Parties that could result from the Existing Defaults or an exercise of remedies, the Panache Parties and the Shareholders have determined that it is in the Panache Parties’ and the Shareholders’ best interest to take the actions set forth herein in order to facilitate an out-of-court restructuring of the Panache Parties; and

WHEREAS, in order to avoid the complications of a foreclosure proceeding and any litigation related thereto, Consilium is willing to undertake a restructuring of the Panache Parties as contemplated subject to the terms, conditions, covenants and limitations contained in this Agreement and the other Restructuring Documents (as defined herein).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Consilium, the Panache Parties and the Shareholders hereby agree as follows:

I.	ACKNOWLEDGEMENTS

A. Restructuring Transactions. The Panache Parties and the Shareholders acknowledge and agree that all of the transactions contemplated by this Agreement and any agreements related to this Agreement (collectively, the “Restructuring Transactions”) constitute an integrated restructuring transaction for which each party has provided and received good and valuable consideration to and from the other parties in express reliance upon the concurrent consummation of the Restructuring Transactions.

B. Outstanding Obligations. The Borrower and the Shareholders acknowledge and agree that: as of the date hereof, the aggregate principal balance of the Obligations immediately prior to the effectiveness of this Agreement is 6,922,212.16 (plus the amount of fees and costs capitalized), and the Borrower and the Shareholders acknowledge and agree that the Borrower is truly and justly indebted to Consilium in the aggregate amount set forth above (plus accrued and accruing interest, fees and expenses owing under the Loan Documents) without defense, counterclaim or offset of any kind whatsoever, and has no defense, counterclaim or setoff with respect to the payment thereof.

II.	TRANSFER OF SHARES AND TERMINATION OF PLEDGE AGREEMENTS

A. Transfer of the JD Shares to Consilium

1. JD and the Borrower hereby confirm that immediately prior to the execution of this Agreement JD owned 12,900,000 shares of the Borrower’s common stock (WDKA) (the “JD Shares”), all of which shares have been pledged to Consilium pursuant to the JD Pledge Agreement to secure the Obligations. JD further confirms that prior to the execution of this Agreement, the stock certificates representing the JD Shares (the “Original JD Share Certificates”) were delivered to Consilium in accordance with the JD Pledge Agreement and Consilium hereby confirms that it holds such Original JD Share Certificates as of the date hereof. JD and the Borrower also hereby confirm that immediately prior to the execution of this Agreement JD owned 77.0% of the equity interests in Panache USA, all of which equity interests are uncertificated and have been pledged to Consilium pursuant to that certain Pledge and Security Agreement dated as of December 21, 2012 by and between JD, AP and Consilium (“Panache USA Pledge Agreement”) to secure the Obligations.

2. The Borrower, JD and Consilium hereby agree that in lieu of Consilium exercising remedies under the JD Pledge Agreement, 11,930,497 of the JD Shares (the “JD Transferred Shares”) shall be transferred to Consilium or its designee pursuant to the terms of the Stock Transfer Agreement, attached hereto as Exhibit A-1 (the “JD Stock Transfer Agreement”). The Borrower, JD and Consilium also hereby agree that in lieu of Consilium foreclosing and exercising remedies under the Panache USA Pledge Agreement, such Agreement shall remain in effect as collateral for the Obligations.

3. The Borrower, JD and Consilium hereby agree that the remaining 969,503 of the JD Shares shall be released from the JD Pledge Agreement (the “JD Retained Shares”) and re-issued to JD pursuant to the terms of the JD Stock Transfer Agreement.

4. The costs arising from the change of registration of the JD Transferred Shares and the JD Retained Shares with the Borrower’s share registrar and/or transfer agent shall be paid by Consilium and added to the outstanding principal balance of the Obligations.

B. Transfer of the AP Shares to Consilium

1. AP and the Borrower hereby confirm that immediately prior to the execution of this Agreement AP owned 4,000,000 shares of the Borrower’s common stock (WDKA) (the “AP Shares”), all of which shares have been pledged to Consilium pursuant to the AP Pledge Agreement to secure the Obligations. AP further confirms that prior to the execution of this Agreement, the stock certificate representing the AP Shares (the “Original AP Share Certificate”) was delivered to Consilium in accordance with the AP Pledge Agreement and Consilium hereby confirms that it holds such Original AP Share Certificates as of the date hereof. AP and the Borrower also hereby confirm that immediately prior to the execution of this Agreement AP owned 23.0% of the equity interests in Panache USA, all of which equity interests are uncertificated and have been pledged to Consilium pursuant to the Panache USA Pledge Agreement.

2. The Borrower, AP and Consilium hereby agree that in lieu of Consilium exercising remedies under the AP Pledge Agreement, 3,699,379 of the AP Shares (the “AP Transferred Shares”) shall be transferred to Consilium or its designee pursuant to the terms of the Stock Transfer Agreement, attached hereto as Exhibit A-2 (the “AP Stock Transfer Agreement”). The Borrower, AP and Consilium also hereby agree that in lieu of Consilium foreclosing and exercising remedies under the Panache USA Pledge Agreement, such Agreement shall remain in effect as collateral for the Obligations.

3. The Borrower, AP and Consilium hereby agree that the remaining 300,361 of the AP Shares shall be released from the AP Pledge Agreement (the “AP Retained Shares”) and re-issued to AP pursuant to the terms of the AP Stock Transfer Agreement.

4. The costs arising from the change of registration of the AP Transferred Shares and the AP Retained Shares with the Borrower’s share registrar and/or transfer agent shall be paid by Consilium and added to the outstanding principal balance of the Obligations.

C. Transfer of the SDJ Shares to Consilium

1. SDJ and the Borrower hereby confirm that immediately prior to the execution of this Agreement SDJ owned 1,000,000 shares of the Borrower’s common stock (WDKA) (the “SDJ Shares”), all of which shares have been pledged to Consilium pursuant to the SDJ Pledge Agreement to secure the Obligations. SDJ further confirms that prior to the execution of this Agreement, the stock certificate representing the SDJ Shares (the “Original SDJ Share Certificate”) was delivered to Consilium in accordance with the SDJ Pledge Agreement and Consilium hereby confirms that it holds such Original SDJ Share Certificate as of the date hereof.

2. The Borrower, SDJ and Consilium hereby agree that in lieu of Consilium exercising remedies under the SDJ Pledge Agreement, the SDJ Shares shall be transferred to Consilium or its designee pursuant to the terms of the Stock Transfer Agreement, attached hereto as Exhibit A-3 (the “SDJ Stock Transfer Agreement”).

3. The costs arising from the change of registration of the SDJ Shares with the Borrower’s share registrar and/or transfer agent shall be paid by Consilium and added to the outstanding principal balance of the Obligations.

D. Termination of the Various Pledge Agreements

1. Other than the Panache USA Pledge Agreement, which shall remain in effect to secure the Obligations, Consilium agrees that upon the Effective Date and after giving effect to the transactions described herein (i) the JD Stock Pledge Agreement and any other guaranties or security agreements given by JD to Consilium to secure the Obligations are hereby terminated and are of no further force or effect, (ii) JD shall have no further obligations of any kind or nature to Consilium (other than the obligations and agreements under this Agreement and the other Restructuring Documents (as defined herein), and (iii) all security interests and liens which Consilium may have on any property of JD are hereby terminated and shall be of no further force and effect.

2. Other than the Panache USA Pledge Agreement, which shall remain in effect to secure the Obligations, Consilium agrees that upon the Effective Date and after giving effect to the transactions described herein (i) the AP Stock Pledge Agreement and any other guaranties or security agreements given by AP to Consilium to secure the Obligations are hereby terminated and are of no further force or effect, (ii) AP shall have no further obligations of any kind or nature to Consilium (other than the obligations and agreements under this Agreement and the other Restructuring Documents (as defined herein), and (iii) all security interests and liens which Consilium may have on any property of AP are hereby terminated and shall be of no further force and effect.

3. Consilium agrees that upon the Effective Date and after giving effect to the transactions described herein (i) the SDJ Stock Pledge Agreement and any other guaranties or security agreements given by SDJ to Consilium to secure the Obligations are hereby terminated and are of no further force or effect, (ii) SDJ shall have no further obligations of any kind or nature to Consilium (other than the obligations and agreements under this Agreement and the other Restructuring Documents (as defined herein), and (iii) all security interests and liens which Consilium may have on any property of SDJ are hereby terminated and shall be of no further force and effect.

III.	LOAN MODIFICATION AGREEMENT

Concurrently herewith, the Panache Parties and Consilium have executed and delivered that certain loan modification agreement, attached hereto as Exhibit B (the “Loan Modification Agreement”), which modifies the terms of the Loan Agreement as set forth therein.

IV.	PAYMENT TO SDJ BY BORROWER

Concurrently herewith, the Borrower is making a payment to SDJ in the amount of $15,000 to facilitate continuing health insurance for SDJ and his family for the equivalent cost of 6-month’s COBRA coverage which amount shall be added to the Obligations on the Effective Date.

V.	CANCELLATION OF WARRANTS

A. JD Warrants Surrender. Concurrently herewith, JD has surrendered to the Borrower for nullification (and the Borrower has cancelled or agrees to promptly terminate and cancel) any and all warrant contracts for the acquisition of the Borrower’s common stock (WDKA) (the “JD Warrants”) that are held by JD as of the Effective Date (the “JD Warrant Surrender”). To effectuate the JD Warrant Surrender, concurrently herewith, JD has executed and delivered to the Borrower that certain Form of Warrant Termination Agreement, attached hereto as Exhibit C-1 (the “JD Warrant Termination Agreement”).

B. AP Warrants Surrender. Concurrently herewith, AP has surrendered to the Borrower for nullification (and the Borrower has cancelled or agrees to promptly terminate and cancel) any and all warrant contracts for the acquisition of the Borrower’s common stock (WDKA) (the “AP Warrants”) that are held by AP as of the Effective Date (the “AP Warrant Surrender”). To effectuate the AP Warrant Surrender, concurrently herewith AP has executed and delivered to the Borrower that certain Form of Warrant Termination Agreement, attached hereto as Exhibit C-2 (the “AP Warrant Termination Agreement”).

C. SDJ Warrants Surrender. Concurrently herewith, SDJ has surrendered to the Borrower for nullification (and the Borrower has cancelled or agrees to promptly terminate and cancel) any and all warrant contracts for the acquisition of the Borrower’s common stock (WDKA) (the “SDJ Warrants”) that are held by SDJ as of the Effective Date (the “SDJ Warrant Surrender”). To effectuate the SDJ Warrant Surrender, concurrently herewith SDJ has executed and delivered to the Borrower that certain Form of Warrant Termination Agreement, attached hereto as Exhibit C-3 (the “SDJ Warrant Termination Agreement”).

VI.	LOANS TO WODKA, LLC

A. JD Wodka Loan. JD made a loan to Wodka, LLC, a New York limited liability company (“Wodka”) in the original principal amount of $245,000 which is included in the books and records of Wodka (the “JD Wodka Loan”). As of the Effective Date, there was $245,000 due and owing to JD on the JD Wodka Loan (inclusive of all accrued but unpaid interest, fees, expenses and other amounts owing thereunder). Concurrently, herewith, JD is assigning and Consilium is assuming all of JD’s rights in connection with the JD Wodka Loan and any documents or instruments delivered pursuant thereto to Consilium. To effectuate such assignment and assumption, concurrently herewith, JD and Consilium have executed and delivered that certain Assignment and Assumption, attached hereto as Exhibit D-1 (the “Assignment and Assumption”). On the Effective Date, the Borrower shall cause JD Wodka to issue a promissory note to Consilium to document the JD Wodka Loan in the form attached hereto as Exhibit D-2 (the “JD Wodka Note”).

B. SDJ Wodka Loan. SDJ has made two loans to Wodka in the aggregate original principal amount of $39,688 (the “SDJ Wodka Loans”). Concurrently herewith, SDJ and Wodka have executed and delivered that certain letter agreement (the “SDJ-Wodka Agreement”) attached hereto as Exhibit D-3, which sets forth the conditions under which Wodka shall be permitted to repay the SDJ Wodka Loans.

VII.	TERMINATION OF EMPLOYMENT AND AMERICAN EXPRESS CARD EXPENSES

A. JD Resignation. On April 21, 2014, JD resigned from any and all positions that JD held with respect to the Panache Parties, including, but not limited to, any position as a license holder/licensee in connection with any license granted to Panache Distillery granted by the Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau, member, managing member, manager, officer, director and/or employee (the “JD Resignation”). JD hereby confirms that as of the Effective Date he does not hold any positions with the Panache Parties. To memorialize and ratify the JD Resignation, concurrently herewith, JD has executed and delivered to the Panache Parties a Resignation Agreement, in the form attached hereto as Exhibit E-1 (the “JD Resignation Agreement”). JD hereby confirms that the JD Resignation and his execution and delivery of the JD Resignation Agreement is voluntary and confirms that the Panache Parties will not provide any letter of recommendation or reference.

B. AP Resignation. On April 21, 2014, AP resigned from any and all positions that AP held with respect to the Panache Parties, including, but not limited to, any position as a license holder/licensee in connection with any license granted to Panache Distillery granted by the Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau, member, managing member, manager, officer, director and/or employee (the “AP Resignation”). AP hereby confirms that as of the Effective Date she does not hold any positions with the Panache Parties. To memorialize and ratify the AP Resignation, concurrently herewith, AP has executed and delivered to the Panache Parties a Resignation Agreement, in the form attached hereto as Exhibit E-2 (the “AP Resignation Agreement”). AP hereby confirms that the AP Resignation and her execution and delivery of the JD Resignation Agreement is voluntary and confirms that the Panache Parties will not provide any letter of recommendation or reference.

C. SDJ Resignation. Effective as of April 21, 2014, SDJ resigned from any and all positions that SDJ held with respect to the Panache Parties, including, but not limited to, any position as a member, managing member, manager, officer, director and/or employee (the “SDJ Resignation”). SDJ hereby confirms that as of the Effective Date he does not hold any positions with the Panache Parties. To memorialize and ratify the SDJ Resignation, concurrently herewith, SDJ has executed and delivered to the Panache Parties a Resignation Agreement, in the form attached hereto as Exhibit E-3 (the “SDJ Resignation Agreement”). SDJ hereby confirms that the SDJ Resignation and his execution and delivery of the SDJ Resignation Agreement is voluntary and confirms that the Panache Parties will not provide any letter of recommendation or reference.

D. AMEX Balance. Each of JD and AP has provided the Panache Parties and Consilium with acceptable documentation to support the business purpose of the outstanding payables to American Express for Panache Beverage, Inc. and AMP Consulting incurred in connection with the Panache Parties’ business on Account Number: 3715 573244 82009 (Card Holder: Agata Podedworny) (the “AMEX Account”) in the amount of $213,465.82. The Panache Parties hereby agree to pay the Panache Beverage, Inc. balance as of May 2, 2014 in the amount of $213,465.82 less $6,000.00 as noted in subparagraph E below (the “Panache Parties Expenses”); provided that if American Express agrees then the Panache Parties shall have the option to make payments to American Express for the Panache Parties Expenses using a payment plan not to exceed a period of one (1) year from the Effective Date. The Panache Parties shall have no financial responsibility to AMP Consulting for any expense whatsoever.

E. Personal AMEX Expenses. Each of JD and AP agrees that the non-business related payables to American Express related to the AMEX Account are $6,000 in the aggregate (“Personal Expenses”). JD and AP hereby agree jointly and severally to make payment directly to American Express for the Personal Expenses and that the Panache Parties shall be responsible only for Panache Parties Expenses.

F. No Responsibility for AMEX. Other than the Panache Parties Expenses, neither the Panache Parties or Consilium will have any responsibility with regard to the AMEX Account and to the extent the Panache Parties are guarantors or obligors on the AMEX Account, the AMEX Account is being closed and all card destroyed concurrently with the execution of this Agreement.

VIII.	RELEASES

A. JD Release. Concurrently herewith, JD agrees to release the Panache Parties and Consilium from all claims and causes of action which JD may have against the Panache Parties and Consilium other than as provided in the release. To effectuate the release of such claims and causes of action, concurrently herewith JD has executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-1 (the “JD Release”).

B. AP Release. Concurrently herewith, AP agrees to release the Panache Parties and Consilium from all claims and causes of action which AP may have against the Panache Parties and Consilium other than as provided in the release. To effectuate the release of such claims and causes of action, concurrently herewith AP has executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-2 (the “AP Release”).

C. SDJ Release. Concurrently herewith, SDJ agrees to release the Panache Parties and Consilium from all claims and causes of action which SDJ may have against the Panache Parties and Consilium other than as provided in the release. To effectuate the release of such claims and causes of action, concurrently herewith SDJ has executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-3 (the “SDJ Release”).

D. Panache JD Release. Concurrently herewith, the Panache Parties agree to release JD from certain claims and causes of action which the Panache Parties may have against JD. To effectuate the release of such claims and causes of action, concurrently herewith the Panache Parties have executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-4 (the “Panache Parties Release of JD”).

E. Panache AP Release. Concurrently herewith, the Panache Parties agree to release AP from certain claims and causes of action which the Panache Parties may have against AP. To effectuate the release of such claims and causes of action, concurrently herewith the Panache Parties have executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-5 (the “Panache Parties Release of AP”).

F. Panache SDJ Release. Concurrently herewith, the Panache Parties agree to release SDJ from certain claims and causes of action which the Panache Parties may have against SDJ. To effectuate the release of such claims and causes of action, concurrently herewith the Panache Parties have executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-6 (the “Panache Parties Release of SDJ”).

G. Consilium JD Release. Concurrently herewith, Consilium agrees to release JD from certain claims and causes of action which Consilium may have against JD. To effectuate the release of such claims and causes of action, concurrently herewith Consilium has executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-7 (the “Consilium Release of JD”).

H. Consilium AP Release. Concurrently herewith, Consilium agrees to release AP from certain claims and causes of action which Consilium may have against AP. To effectuate the release of such claims and causes of action, concurrently herewith Consilium has executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-8 (the “Consilium Release of AP”).

I. Consilium SDJ Release. Concurrently herewith, Consilium agrees to release SDJ from certain claims and causes of action which Consilium may have against SDJ. To effectuate the release of such claims and causes of action, concurrently herewith Consilium has executed and delivered that certain Form of Release Agreement, attached hereto as Exhibit F-9 (the “Consilium Release of SDJ”).

IX.	ISSUANCE OF NEW WARRANTS

A. Panache Warrants; Stock Options. Borrower shall cause to be issued to Consilium Investment Partners, LLC, an affiliate of the Lender, three-year warrants to purchase an aggregate of 2,500,000 shares of common stock of the Borrower, with an exercise price of $0.15 per share, substantially in the form attached hereto as Exhibit F-10 (the “Panache Warrants”). In addition, consistent with the table below, the Borrower shall cause to be issued under its 2012 Non-Qualified Stock Option Plan three-year stock options to purchase an aggregate of 800,000 shares of common stock of the Borrower, with an exercise price of $0.15 per share, substantially in the form attached hereto as Exhibit F-11 (the “Panache Options”):

Receiving Party	Options
Michael G. Romer	500,000
Nicholas Hines	150,000
David Shara	150,000

The Panache Warrants are being issued to Consilium Investment Partners, LLC to compensate for advice provided and consultation during the forbearance period. Options are being issued to the Receiving Parties for their work done as board members during the forbearance period.

X.	REPRESENTATIONS AND WARRANTIES

A. Representations and Warranties. Consilium, the Panache Parties and the Shareholders, each as to itself only, represents and warrants to each other party hereto, as of the Effective Date, as follows:

1. Authority. Each of the Panache Parties and the Shareholders is duly authorized to execute and deliver this Agreement and the other Restructuring Documents, to which it is a party, and each of the other related documents and instruments, and to consummate the transactions and perform the obligations contemplated hereby and thereby. Consilium is duly authorized to execute and deliver this Agreement, the other Restructuring Documents to which it is a party, and each of the other related documents and instruments, and to consummate the Restructuring Transactions and perform the obligations contemplated hereby and thereby.

2. Consents. Each of the Panache Parties and the Shareholders has taken all requisite action and obtained, or will obtain prior to the Effective Date, all requisite consents, releases and permissions in connection with entering into this Agreement and the instruments and documents referenced herein or required under any covenant, agreement, encumbrance, law or regulation with respect to the obligations required hereunder, and no consent of any other party is required for the performance of each of the Panache Parties and the Shareholders of its obligations hereunder. Consilium has taken all requisite action and obtained, or will obtain prior to the Effective Date, all requisite consents, releases and permissions in connection with entering into this Agreement and the instruments and documents referenced herein or required under any covenant, agreement, encumbrance, law or regulation with respect to the obligations required hereunder, and no consent of any other party is required for the performance by Consilium of its obligations hereunder.

3. Binding Authority; No Breach. This Agreement constitutes the legal, valid and binding obligation of each of the Panache Parties and the Shareholders and is enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (a) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such party; or (b) constitute a violation by each of the Panache Parties and the Shareholders of any law or regulation of any jurisdiction as such law or regulation relates to or affects such party or its properties or businesses. This Agreement constitutes the legal, valid and binding obligation of Consilium and is enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the Restructuring Transactions will (a) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such party; or (b) constitute a violation by Consilium of any law or regulation of any jurisdiction as such law or regulation relates to or affects such party or its properties or businesses.

4. Advice of Counsel. This Agreement and the other Restructuring Documents were reviewed by each of the Panache Parties and the Shareholders, who each acknowledges and agrees that each (a) understands fully the terms of this Agreement and the other Restructuring Documents and the consequences of the issuance hereof and thereof, (b) has been afforded an opportunity to have this Agreement and the other Restructuring Documents reviewed by, and to discuss all such documents with, such attorneys and other persons as it may wish, and (c) has entered this Agreement and executed and delivered the other Restructuring Documents of its own free will and accord and without threat or duress.

5. Litigation. There are no pending or threatened actions, suits, or proceedings before or by any court or administrative agency (a) which question the validity of this Agreement, the Forbearance Agreement, any of the Loan Documents, any of the other Restructuring Documents or any instrument or agreement executed in connection herewith or therewith, (b) that seek to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement, the Forbearance Agreement, any of the Loan Documents or any of the other Restructuring Documents, or the consummation of the transactions contemplated hereby or thereby, or (c) that are likely in any case or in the aggregate to adversely and materially affect the closing of the transactions contemplated hereby or thereby.

6. Full Disclosure. No representation or warranty by each of the Panache Parties and the Shareholders contained in this Agreement or the other Restructuring Documents contains any untrue statement of any material fact or omits any material fact or statement necessary to make the facts or statements contained herein or therein not false or misleading. The Shareholders represent and warrant that all material information regarding the status of the Panache Parties, including any and all material liabilities, contingencies, claims, demands, causes of action or obligations affecting the Panache Parties, have been disclosed to Consilium.

7. True and Correct. The Shareholders represent and warrant that all information and documents previously furnished by each of the Panache Parties and the Shareholders to Consilium, or to be furnished to Consilium pursuant to this Agreement, are true, accurate, and complete.

8. Continuation of Obligations. It is the intent of each of the parties hereto that such parties’ rights and obligations under the Loan Documents are not being voided, extinguished or superseded, but shall continue in full force and effect, except as specifically modified in the applicable Restructuring Documents to which a party is a signatory. All other terms and conditions of the Loan Documents not in conflict herewith are hereby deemed to be reaffirmed and in full force and effect as modified by the Loan Modification.

9. Fair and Reasonable Terms. The terms and conditions of this Agreement and each of the other Restructuring Documents and any other instrument in connection herewith delivered on behalf of the Panache Parties or a Shareholder were determined by each of the Panache Parties and the Shareholders thereto to be fair, reasonable, and the best available under the circumstances, reflecting each of the Panache Parties and the Shareholders’ exercise of prudent business judgment consistent with their fiduciary duties and are supported by reasonably equivalent value and fair consideration given and received by each of the parties hereto.

10. No Bankruptcy Filing. Each of the Panache Parties and the Shareholders are not contemplating either the filing of a petition by any of the Panache Parties or such Shareholder under any state or federal bankruptcy or insolvency law or the liquidation of all or a major portion of its property (a “Bankruptcy Proceeding”), and the Panache Parties and each of the Shareholders have no knowledge of any person contemplating the filing of any such petition against it. In addition, none of the Panache Parties has been a party to, or the subject of, a Bankruptcy Proceeding since its formation. Each of the Panache Parties and the Shareholders acknowledges and agrees that it has not entered into this Agreement with the intent to defraud, hinder or delay any existing or future creditors.

11. Status of Released Claims. Each of the Panache Parties and the Shareholders has not assigned or otherwise transferred any claim, demand, action, cause of action, or liability enforceable against Consilium or any of its respective affiliates, participants, agents, attorneys, officers, directors, agents, employees, successors, assigns, and predecessors that each of the Panache Parties and the Shareholders has or had, in each case regardless of whether actual or contingent.

12. SEC Documents; Financial Statements. The Shareholders and the Panache Parties confirm that the Borrower’s reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act, ” and all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”) have been filed as of the Effective Date. As of their respective dates, the Shareholders and the Panache Parties represent that the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the Shareholders and the Panache Parties represent that the financial statements of the Borrower included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Borrower as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The Shareholders represent that no other information provided by or on behalf of the Borrower to Consilium which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

13. Sarbanes-Oxley Compliance. Borrower is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect.

B. Survival of Representations and Warranties. Each of the representations and warranties set forth in this Article X shall survive for a period of twelve (12) months from the Effective Date.

XI.	CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT

A. Conditions Precedent. This Agreement shall become effective upon each of the following conditions precedent (unless specifically waived in writing by Consilium), having been satisfied in full (the “Effective Date”):

1. The applicable parties hereto shall have executed, acknowledged (as applicable) and delivered each of the following documents (collectively, the “Restructuring Documents”):

(a)	This Agreement;

(b)
the JD Stock Transfer Agreement pursuant to which (a) Consilium shall deliver the Original JD Share Certificates to the Borrower’s transfer agent, (b) the Borrower’s transfer agent shall issue new certificates representing the JD Transferred Shares to Consilium, (c) the Borrower’s transfer agent shall issue a new certificate representing the JD Retained Shares to JD, and (d) the Borrower shall cancel the Original JD Share Certificates;

(c)
the AP Stock Transfer Agreement pursuant to which (a) Consilium shall deliver the Original AP Share Certificate to the Borrower’s transfer agent, (b) the Borrower’s transfer agent shall issue new certificates representing the AP Transferred Shares to Consilium, (c) the Borrower’s transfer agent shall issue a new certificate representing the AP Retained Shares to AP, and (d) the Borrower shall cancel the Original AP Share Certificate;

(d)
the SDJ Stock Transfer Agreement pursuant to which (a) Consilium shall deliver the Original SDJ Share Certificate to the Borrower’s transfer agent, (b) the Borrower’s transfer agent shall issue a new certificate representing the SDJ Shares transferred to Consilium;

(e)	the Loan Modification Agreement;

(f)	the JD Warrant Termination Agreement pursuant to which (a) JD shall surrender the JD Warrants for cancellation and (b) the Borrower shall cancel such Warrants;

(g)	the AP Warrant Termination Agreement pursuant to which (a) AP shall surrender the AP Warrants for cancellation and (b) the Borrower shall cancel such Warrants;

(h)	the SDJ Warrant Termination Agreement pursuant to which (a) SDJ shall surrender the SDJ Warrants for cancellation and (b) the Borrower shall cancel such Warrants;

(i)	the Assignment and Assumption;

(j)	SDJ-Wodka Agreement;

(k)	the JD Resignation Agreement;

(l)	the AP Resignation Agreement;

(m)	the SDJ Resignation Agreement;

(n)	the JD Release;

(o)	the AP Release;

(p)	the SDJ Release;

(q)	the Panache Parties Release of JD;

(r)	the Panache Parties Release of AP;

(s)	the Panache Parties Release of SDJ;

(t)	the Consilium Release of JD;

(u)	the Consilium Release of AP;

(v)	the JD Wodka Note;

(w)	the SDJ-Wodka Agreement;

(x)	the Consilium Release of SDJ;

(y)	the Panache Warrants; and

(z)	the Panache Options.

2. All representations and warranties of the parties hereto contained in this Agreement shall be true and correct as of the Effective Date; and each of the Panache Parties and the Shareholders shall have performed and satisfied all covenants contained in this Agreement or in any of the Restructuring Documents which are required to be performed on or before the Effective Date, including the delivery of such information and documentation as is required by this Agreement.

3. All corporate action on the part of each of the Panache Parties necessary for the valid execution, delivery and performance of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to Consilium shall have been provided.

XII.	ADDITIONAL COVENANTS

A. Indemnification of the Consilium Parties and the Panache Parties by the Shareholders. The Shareholders, jointly and severally, shall indemnify and hold Consilium and any of its members, officers, directors, shareholders, partners, principals, affiliates, employees, counsel, advisors or agents (collectively, with Consilium, the “Consilium Parties”) and the Panache Parties and any of their respective members, officers, directors, shareholders, partners, principals, affiliates, employees, counsel, advisors or agents (other than the Shareholders) (collectively, with the Panache Parties, the “Panache Indemnified Parties”) harmless and defend the Consilium Parties and the Panache Indemnified Parties from and against any losses, damages, costs or expenses (including attorney’s fees) incurred by the Consilium Parties or the Panache Indemnified Parties as a direct or indirect result of (i) any breach of any representation or warranty of the Shareholders contained in this Agreement, (ii) any breach or default by the Shareholders under any of the covenants or agreements contained in this Agreement or the other Restructuring Documents to be performed by one or more of the Shareholders, all of which shall survive this Agreement; and (iii) any undisclosed material liability, contingency, claim, demand, cause of action or obligation of the Panache Parties that has not been disclosed to Consilium and the Panache Parties.

B. Agreement to Cooperate. Each of JD and AP agree to cooperate with the Panache Parties and Consilium in the event that the Panache Parties or Consilium is party to minority shareholder litigation or investigation by any regulatory agency where the relevant time period or actions in dispute occurred while JD and AP held positions as executive officers of any of the Panache Parties.

C. Release of Consilium by the Panache Parties. Each of the Panache Parties hereby unconditionally and irrevocably releases, discharges and waives any and all claims of any kind or nature whatsoever which he may possess against the Consilium Parties for any and all liability, whether known or unknown, in connection with or relating to the Restructuring Agreement, the other Restructuring Documents, the Loan Documents, the Forbearance Agreement, any transactions under any such documents or agreements, the ownership by Consilium of any equity in the Panache Parties and any related documents, transactions or actions (collectively, the “Consilium Released Claims”). Each of the Panache Parties hereby unconditionally and irrevocably reaffirms that it has no claim, defense, or right of setoff of any nature in connection with the Consilium Released Claims.

D. Agreement Not to Disparage. Each of the Shareholders the Panache Parties and Consilium hereby agrees that he, she or it shall not, directly or indirectly, make or participate in making any negative or disparaging statements, oral and/or written, about any other party to this Agreement. This includes, without limitation, any statements on any social network site (e.g., Facebook, LinkedIn, etc.) or other internet site, newspaper, newsletter or other publishing medium.

E. Intellectual Property. Each of the Shareholders hereby agrees and confirms that on and after the Effective Date, he or she will have no rights to use any Intellectual Property (as defined below) of the Panache Parties or which is used or useful in the business of the Panache Parties regardless of the spirits type, either domestically or internationally. Each of the Shareholders hereby agrees that on and after the Effective Date, he or she will promptly at the request of the Panache Parties take any and all actions necessary to convey any such Intellectual Property to the Panache Parties or confirm the Panache Parties’ rights to any such Intellectual Property For purposes hereof, the term “Intellectual Property” shall mean all intellectual property, including, without limitation, (a) patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations in part, revisions, extensions, reexaminations, provisionals, divisions, renewals, revivals, and foreign counterparts thereof and all registrations and renewals in connection therewith, (b) trademarks, service marks, trade dress, logos, trade names and corporate names and other indicia of origin and corporate branding, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (c) works of authorship, copyrightable works, copyrights and all applications, registrations and renewals in connection therewith, (d) mask works and all applications, registrations and renewals in connection therewith, (e) trade secrets, inventions and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, business and marketing plans and proposals, assembly, test, installation, service and inspection instructions and procedures, technical, operating and service and maintenance manuals and data, hardware reference manuals and engineering, programming, service and maintenance notes and logs), (f) software, (g) internet addresses, uniform resource locaters, domain names, websites and web pages, and (h) any and all other intellectual property including the wording Wodka, Wodka Vodka, Alchemia, Alchemy, Alchemia Infused(ions), Alchemy Infused(ions) or Alibi, Alibi American, regardless of the spirits type, flavors, alcohol proofs, either domestically or internationally.

F. Disclosure of Restructuring Transactions and Other Material Information. Borrower shall no later than the 4th business day after the Effective Date issue a press release (the “Press Release”) acceptable to Consilium disclosing all the material terms of the transactions contemplated by this Agreement. On or before such date, Borrower shall file a Current Report on Form 8-K in form acceptable to Consilium describing all the material terms of the transactions contemplated by the Agreement in the form required by the 1934 Act and attaching all the material Restructuring Documents (the “8-K Filing”). From and after the filing of the 8-K Filing, Borrower shall have disclosed all material, non-public information (if any) provided to Consilium by the Borrower or any of the other Panache Parties or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Restructuring Documents. Borrower shall not, and Borrower shall cause each of the other Panache Parties and each of its and their respective officers, directors, employees and agents not to, provide Consilium with any material, non-public information regarding Borrower or any of the Panache Parties from and after the issuance of the Press Release without the express prior written consent of Consilium. Neither the Borrower nor any of the other Panache Parties shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Borrower shall be entitled, without the prior approval of Consilium, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) Consilium shall be consulted by Borrower in connection with any such press release or other public disclosure prior to its release).

XIII.	GENERAL PROVISIONS

A. Survival. All representations, warranties, covenants and agreements of the parties hereto (or any of them) made in this Agreement shall survive the execution and delivery hereof and the closing hereunder.

B. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. No assignment of this Agreement or of any rights hereunder by any of the Panache Parties or the Shareholders shall be effective unless and until said assigning party receives the prior written consent of Consilium to such assignment, and no such assignment shall relieve such assigning party of any of its obligations or liabilities hereunder.

C. Modifications and Waivers. No delay on the part of Consilium in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. Consilium shall have the right to waive (at its sole option) any of the conditions precedent to its obligations under this Agreement. No such waiver, or modification, discharge or amendment of this Agreement will be valid in the absence of the written and signed consent of the party hereto against which enforcement of such is sought.

D. Notices. All notices, demands and requests given or required to be given by any party to this Agreement are to be in writing and will be sent by U.S. registered or certified mail, return receipt requested, or by hand delivery, to the addresses set forth below:

If to Consilium:

Consilium Corporate Recovery Master Fund, LTD.
c/o Consilium Investment Management LLC
3101 N. Federal Highway, Suite 502
Fort Lauderdale, FL 33306
Attention: Charles T. Cassell III
Fax: (954) 779-1803
E-mail: ccassel@consimllc.com

with a copy to:

Greenberg Traurig, LLP
One International Place
Boston, MA 02110
Attention: Jeffrey M. Wolf
Fax: (617) 279-8447
E-mail: wolfje@gtlaw.com

If to the Panache Parties:
c/o Panache Beverage, Inc.
150 5th Avenue
New York, NY 10010
Attention: Michael Romer
E-mail: mike@panachespirits.com

with a copy to:

Morrison Cohen LLP
909 Third Avenue
New York, NY 10022
Attention: Joshua D. Saviano
Fax: (917) 522-3174
E-mail: jsaviano@morrisoncohen.com

If to JD:

James Dale
337 Adelphi Street
Brooklyn, NY 11238

with a copy to:

Stern Tannenbaum & Bell LLP
380 Lexington Avenue
New York, NY 10168
Attention: Aegis J. Frumento
Fax: (212) 792-8489
Email: afrumento@sterntannenbaum.com

If to AP:

Agata Podedworny
337 Adelphi Street
Brooklyn, NY 11238

with a copy to:

Stern Tannenbaum & Bell LLP
380 Lexington Avenue
New York, NY 10168
Attention: Aegis J. Frumento
Fax: (212) 792-8489
Email: afrumento@sterntannenbaum.com

If to SDJ:

Sjoerd de Jong
352 West 123rd Street
Apt. 2
New York, NY 10027

with a copy to:

Weir & Plaza, LLC
25 Sycamore Avenue, Suite 103
Little Silver, NJ 07739
Attention: Robert A. Weir, Jr.
Fax: (732) 747-8088
Email: rweir@weirplaza.com

Notices, demands and requests given in the aforesaid manner will be deemed given for all purposes hereunder at the time deposited in any postal receptacle regularly maintained by the United States Postal Service if mailed as aforesaid, or on the date of delivery to the address specified herein, if otherwise delivered. Any address for notice may be changed by any party hereto by ten (10) days’ written notice to the other parties hereto.

E. Captions. All section titles or captions contained in this Agreement, in any exhibit annexed hereto, or in any schedule referred to herein are for convenience only, shall not be deemed a part of this Agreement, and shall not affect the meaning or interpretation of this Agreement.

F. Submission of Agreement. The submission of this Agreement to any of the Panache Parties or the Shareholders, or to their respective agents or attorneys, for review or execution, is not intended and shall not he deemed to be a commitment by Consilium to the terms and provisions hereof, and this Agreement shall not be binding upon any party hereto until fully executed and delivered by all parties hereto.

G. Law Governing and Jurisdiction.

1. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF FLORIDA AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

2. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA SITTING IN BROWARD COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF FLORIDA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. TO THE EXTENT PERMITTED BY LAW EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY FLORIDA LAW.

H. Waiver; Modification. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY HERETO AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF CONSILIUM IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES THAT THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

I. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY KNOWINGLY AND VOLUNTARILY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

J. Final Agreement. THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. NEITHER THIS AGREEMENT NOR THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. TO THE EXTENT THAT THERE IS ANY INCONSISTENCY BETWEEN THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH (OTHER THAN THE OTHER RESTRUCTURING DOCUMENTS), THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT SHALL GOVERN.

K. Further Actions. Each of the Panache Parties and the Shareholders hereby agrees that in addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by each of the Panache Parties and the Shareholders, each of the Panache Parties and the Shareholders agrees to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered in connection with this Agreement any and all further acts, deeds, and assurances Consilium may reasonably require to fully consummate the Restructuring Transactions contemplated by this Agreement.

L. Time of Essence. The parties hereto have agreed specifically with regard to the times for performance set forth in this Agreement. Further, the parties hereto acknowledge that the agreements with regard to the times for performance are material to this Agreement. Therefore, the parties hereto agree and acknowledge that time is of the essence to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement effective as of the date and year first above written.

CONSILIUM:

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.

By:	/s/ CHARLES T. CASSEL, III
Name:	Charles T. Cassel, III
Title:	Authorized Person

PANACHE PARTIES:

PANACHE BEVERAGE, INC.

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

ALIBI NYC, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

PANACHE USA, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

PANACHE, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

ALCHEMY INTERNATIONAL, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

PANACHE DISTILLERY, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Manager

SHAREHOLDERS:

By:	/s/ JAMES DALE
Name:	James Dale

By:	/s/ AGATA PEDEDWORNY
Name:	Agata Podedworny

By:	/s/ SJOERD DE JONG
Name:	Sjoerd de Jong